UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2005
UCBH Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-24947	94-3072450

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Montgomery Street San Francisco, California	94111

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 315-2800
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT 99.1

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On December 20, 2005, the Board of Directors of United Commercial Bank (the “Bank”), a subsidiary of UCBH Holdings, Inc. (the “Company”), approved, effective as of January 1, 2005, an amendment to the Bank’s Executive Deferred Compensation Plan for deferrals after 2004 (“Plan”) to allow Plan participants to terminate participation in the Plan or cancel deferral elections with respect to amounts subject to Section 409A of the Internal Revenue Code pursuant to IRS Notice 2005-1, Q & A 20.
ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS
(c)      Exhibits
     The following exhibit is included with this Report:

Exhibit Number	Description
10.1	Executive Deferred Compensation Plan, as Amended

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UCBH HOLDINGS, INC.
Date: December 22, 2005	By:	/s/ Dennis Wu
Dennis Wu
Executive Vice President and Chief Financial Officer